UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Alta Equipment Group Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your vote matters! P.O. BOX 8016, CARY, NC 27512-9903 Scan QR for digital voting Meeting Materials: The Company’s 2023 Annual Report & 2024 Proxy Statement Important Notice Regarding the Availability of Proxy Materials for Stockholders Alta Equipment Group Inc. Meeting to be held on June 7, 2024. For Annual Meeting of Stockholders Stockholders of record as of April 12, 2024 Friday, June 7, 2024 9:30 AM, Eastern Daylight Time To order paper materials, use one of the following methods. Annual Meeting to be held live via the Internet—please visit www.proxydocs.com/ALTG for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/ALTG Internet: For a convenient way to view proxy materials, VOTE, and obtain www.investorelections.com/ALTG directions to attend the meeting go to www.proxydocs.com/ALTG To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Call: 1-866-648-8133 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Email: paper@investorelections.com Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 28, 2024. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

Alta Equipment Group Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” ELECTING THE TWO DIRECTOR NOMINEES IN PROPOSAL 1, FOR PROPOSAL 2, AND FOR PROPOSAL 3. PROPOSAL 1. Election of Directors 1.01 Ryan Greenawalt 1.02 Andrew Studdert 2. Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2024; 3. Approve in a non-binding advisory vote, the compensation paid to our named executive officers; 4. Transact any other business that may properly come before the Annual Meeting and any adjournments or postponements thereof.